MERRILL LYNCH
                                                              MINNESOTA
                                                              MUNICIPAL
                                                              BOND FUND

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Annual Report
                                                              July 31, 1999

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1999

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended July 31, 1999, long- term bond yields rose significantly. Steady US economic growth combined with improvement in foreign economies, most notably Japan and Brazil, as well as an inflation scare in early May put upward pressure on bond yields throughout the period. Continued strong US employment growth, partic ularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June. US Treasury bond yields reacted by climbing above 6.15% by late June before improving somewhat to 6.10% by July 31, 1999. During the last six months, yields on long-term US Treasury securities increased approximately 100 basis points (1.00%).

Long-term tax-exempt bond yields also rose during the last six months. Until early May, the municipal bond market had been able to withstand much of the upward pressure on bond yields. However, investor concerns regarding ongoing US economic strength and the fear of additional moves by the Federal Reserve Board eventually pushed municipal bond yields higher throughout June and July. During the period, the yields on long-term tax-exempt revenue bonds rose almost 50 basis points to 5.65%, as measured by the Bond Buyer Revenue Bond Index.

The ability of the tax-exempt bond market to withstand much of the recent upward pressure on long-term fixed-income bond yields has been a reflection of the continued strong technical position the munici pal bond market has enjoyed in recent quarters. During the last six months, more than $120 billion in long-term municipal bonds was underwritten, a decrease of more than 20% compared to the same period a year ago. During the past three months, more than $60 billion in municipal bonds was underwritten. This quarterly issuance represents a decline of nearly 25% compared to the same three-month period in 1998.

Recently, the municipal supply position deteriorated even further. Total issuance in July 1999 of $16.5 billion was more than 30% lower than July 1998 levels. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated significant retail investor interest, easily absorbing the recent diminished supply. This very favorable supply/demand position allowed the tax-exempt bond market to outperform its taxable counterpart in recent months.

However, the recent relative outperformance of the municipal bond market has somewhat reduced the very attractive tax-exempt bond yield ratios that were available at the end of 1998. In December 1998, long-term, uninsured municipal bond yields were higher than those of their taxable counterparts. Historically, long-term tax-exempt bond yields have been approximately 82%-85% of long-term US Treasury bond yields. Municipal bond yields rose at a lower rate in recent months than US Treasury bond yields, causing the yield ratio to decline. At July 31, 1999, long-term municipal bond yields were approximately 92% of their taxable counterparts. Current ratios, while lower than those available at the end of 1998, still represent historically attractive levels. We expect the municipal bond market to maintain its strong technical position for the remainder of 1999. Consequently, there appears to be little reason for the tax-exempt bond market to underperform the taxable US Treasury bond market. This suggests that the present bond yield ratio is likely to remain stable in the coming months and a return to a ratio in excess of 100% of taxable Treasury securities is improbable.

Looking ahead, it appears to us that long-term munici pal bond yields will trade in a relatively tight range near current levels. Strong US economic performance is being balanced by nearly negligible inflation data, as well as improvements in productivity in both manufacturing and service industries. We believe that future moves by the Federal Reserve Board have largely been discounted by bond markets and are to a great extent reflected in present bond yields.

Any improvement in bond prices is likely to be con tingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year is likely to negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced because of higher mortgage rates.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1999

We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. These factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Fiscal Year in Review

The Fund started the fiscal year ended July 31, 1999 fully invested based on our expectations for steady economic growth and low inflation. This scenario characterized the first six months of the fiscal year. Therefore, we held a neutral-to-aggressive investment posture for much of this period. We maintained the Fund's fully invested position and structured the portfolio in an effort to enable us to participate in any bond market rally, thus enhancing the total return to shareholders. In addition, we carefully monitored our call protection in order to seek to achieve ample tax-exempt income for our shareholders for many years to come.

During the second half of the fiscal year, the com bination of strong growth and accelerating inflationary concerns caused the Federal Reserve Board to raise short-term interest rates by 25 basis points. Over the last few months of the fiscal year, we realized that both growth and inflationary fears could negatively impact the bond market, and we shifted our port folio strategy. We adopted a defensive position by reducing our exposure to the bond market and by maintaining a cash reserve position of about 10%-15% of net assets.

Looking ahead, we are seeking an opportune time to reenter the bond market. Since long-term Treasury yields are now over 6% and long-term municipal bonds are trading at approximately 95% of Treasury issues (as compared to the historic average of between 85%-90%), we are considering this opportunity to reinvest the Fund's cash reserves at significantly higher yields than just a few months earlier.

During the fiscal year ended July 31, 1999, our investment strategies benefited the Fund's performance, as the Fund had total returns of +2.08%, +1.56%, +1.37% and +1.88% for Class A, Class B, Class C and Class D Shares, respectively. (Complete performance information can be found on pages 3 and 4 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Minnesota Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/  Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Hugh T. Hurley III

Hugh T. Hurley III
Vice President and Portfolio Manager

September 9, 1999

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1999

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains dis tributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                                  Standardized
                                                  12 Month          3 Month     Since Inception   30-Day Yield
                                                Total Return     Total Return    Total Return     As of 7/31/99
===============================================================================================================
ML Minnesota Municipal Bond Fund Class A Shares      +2.08%          -1.43%         +56.75%            3.87%
---------------------------------------------------------------------------------------------------------------
ML Minnesota Municipal Bond Fund Class B Shares      +1.56           -1.65          +51.01             3.53
---------------------------------------------------------------------------------------------------------------
ML Minnesota Municipal Bond Fund Class C Shares      +1.37           -1.67          +30.09             3.42
---------------------------------------------------------------------------------------------------------------
ML Minnesota Municipal Bond Fund Class D Shares      +1.88           -1.55          +33.33             3.78
===============================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 3/27/92 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1999

PERFORMANCE DATA (concluded)

Merrill Lynch Minnesota Municipal Bond Fund

Total Return Based on a $10,000 Investment--Class A Shares and Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                        3/27/92**     7/99
ML Minnesota Municipal Bond Fund+--Class A Shares*      $ 9,600      $15,049
ML Minnesota Municipal Bond Fund+--Class B Shares*      $10,000      $15,101
Lehman Brothers Municipal Bond Index++                  $10,000      $16,387

Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                       10/21/94**     7/99
ML Minnesota Municipal Bond Fund+--Class C Shares*      $10,000      $13,009
ML Minnesota Municipal Bond Fund+--Class D Shares*      $ 9,600      $12,799
Lehman Brothers Municipal Bond Index++                  $10,000      $14,235

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Minnesota Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of Minnesota, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A & Class B Shares' graph is from 3/31/92 and in the Class C & Class D Shares' graph is from 10/31/94.

Past performance is not predictive of future performance.

Average Annual Total Return

                                             % Return Without    % Return With
                                                Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/99                                +2.02%              -2.06%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                          +5.91               +5.05
--------------------------------------------------------------------------------
Inception (3/27/92)
through 6/30/99                                   +6.35               +5.76
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                 % Return          % Return
                                                Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/99                                +1.50%              -2.38%
--------------------------------------------------------------------------------
Five Years Ended 6/30/99                          +5.39               +5.39
--------------------------------------------------------------------------------
Inception (3/27/92)
through 6/30/99                                   +5.82               +5.82
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                  % Return         % Return
                                                Without CDSC      With CDSC**
================================================================================
Class C Shares*
--------------------------------------------------------------------------------
Year Ended 6/30/99                                +1.40%              +0.43%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/99                                   +5.73               +5.73
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class D Shares*
--------------------------------------------------------------------------------
Year Ended 6/30/99                                +1.92%              -2.16%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/99                                   +6.30               +5.38
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's       Face                                                                                                  Value
Ratings  Ratings      Amount                              Issue                                                            (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Minnesota--98.7%
------------------------------------------------------------------------------------------------------------------------------------
NR*       A3         $1,475    Alexandria, Minnesota, Independent School District No. 206, GO, Series A,
                               6.30% due 2/01/2010                                                                         $   1,565
------------------------------------------------------------------------------------------------------------------------------------
AA-       Aa3         2,225    Anoka County, Minnesota, Solid Waste Disposal Revenue Bonds (Natural Rural Utilities),
                               AMT, Series A, 6.95% due 12/01/2008                                                             2,321
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,375    Bass Brook, Minnesota, PCR, Refunding (Minnesota Power and Light Company Project),
                               6% due 7/01/2022 (d)                                                                            1,417
------------------------------------------------------------------------------------------------------------------------------------
A1+       NR*         1,800    Beltrami County, Minnesota, Environmental Control Revenue Refunding Bonds
                               (Northwood Panelboard Co. Project), VRDN, 3.30% due 12/01/2021 (g)                              1,800
------------------------------------------------------------------------------------------------------------------------------------
NR*       A3          1,000    Clay County, Minnesota, Housing and Redevelopment Authority, Lease Revenue Bonds,
                               6.50% due 2/01/2004 (e)                                                                         1,083
------------------------------------------------------------------------------------------------------------------------------------
BBB+      NR*         1,000    Cloquet, Minnesota, PCR, Refunding (Potlatch Corporation Projects), 5.90% due 10/01/2026        1,004
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         3,530    Coon Rapids, Minnesota, M/F Housing Revenue Refunding Bonds (Browns Meadow), AMT,
                               6.85% due 8/01/2033 (b)                                                                         3,694
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,215    Kenyon Wanamingo, Minnesota, Independent School District No. 2172, GO,
                               5.90% due 2/01/2015 (d)                                                                         1,282
------------------------------------------------------------------------------------------------------------------------------------
BBB+      Baa1        1,050    Minneapolis and Saint Paul, Minnesota, Housing and Redevelopment Authority, Health Care
                               System Revenue Refunding Bonds (Group Health Plan Inc. Project), 6.90% due 10/15/2022           1,110
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500    Minneapolis, Minnesota, Sales Tax Refunding Bonds, GO, 6.25% due 4/01/2012                      1,593
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Minneapolis, Minnesota, Tax Increment, GO, Series B, 5.125% due 12/01/2024                      1,927
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,300    Minnesota Public Facilities Authority, Water, PCR, Series A, 6.50% due 3/01/2002 (e)            1,398
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500    Minnesota State, GO, 6% due 10/01/2004 (e)                                                      1,612
------------------------------------------------------------------------------------------------------------------------------------
                               Minnesota State, HFA, S/F Mortgage, Revenue Bonds:
AA+       Aa2         1,750      AMT, Series E, 6.85% due 1/01/2024                                                            1,830
AA+       Aa2         1,175      AMT, Series L, 6.70% due 7/01/2020                                                            1,232
AA+       Aa2           660      Series A, 6.95% due 7/01/2016                                                                   695
AA+       Aa2         1,000      Series B, 5.25% due 1/01/2020                                                                   971
AA+       Aa2         1,425      Series D-1, 6.50% due 1/01/2017                                                               1,491
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Minnesota Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDR     Industrial Development Revenue Bonds
IRS     Inverse Rate Securities
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
S/F     Single-Family
VRDN    Variable Rate Demand Notes

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's       Face                                                                                                  Value
Ratings  Ratings      Amount                              Issue                                                            (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Minnesota (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                               Minnesota State Higher Educational Facilities Authority Revenue Bonds:
AAA       NR*        $1,000      (Augsburg College), Series 3-G, 6.50% due 1/01/2000 (a)(e)                                  $ 1,033
NR*       Baa2        2,000      Refunding (College at Saint Benedict), Series 4-T, 5.35% due 3/01/2020                        1,905
NR*       Aa3         2,250      Refunding (Macalester College), Series 3-J, 6.40% due 3/01/2002 (e)                           2,372
------------------------------------------------------------------------------------------------------------------------------------
NR*       A3            750    Northfield, Minnesota, College Facility Revenue Refunding Bonds (Saint Olaf College Project),
                               6.40% due 10/01/2021                                                                              793
------------------------------------------------------------------------------------------------------------------------------------
AA+       NR*         3,450    Rochester, Minnesota, Health Care Facilities Revenue Bonds, IRS, Series H,
                               8.32% due 11/15/2015 (f)                                                                        3,735
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Saint Francis, Minnesota, Independent School District No. 015, GO, Series A,
                               6.35% due 2/01/2013 (c)                                                                         1,093
------------------------------------------------------------------------------------------------------------------------------------
AA+       Aa2         1,820    Saint Paul, Minnesota, GO (Tax Increment--Block 39 Project), Series A,
                               4.75% due 2/01/2019                                                                             1,660
------------------------------------------------------------------------------------------------------------------------------------
A-        NR*         1,750    Saint Paul, Minnesota, Housing and Redevelopment Authority, Parking Revenue Refunding
                               Bonds, Series A, 6.55% due 8/01/2000 (e)(h)                                                     1,834
------------------------------------------------------------------------------------------------------------------------------------
                               Sartell, Minnesota, Refunding (Champion International):
BBB       Baa1          990      IDR, 6.95% due 7/01/2012                                                                      1,054
BBB       Baa1          665      PCR, 6.95% due 10/01/2012                                                                       708
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         2,650    Windom, Minnesota, Independent School District No. 177, GO, 4.75% due 2/01/2024 (c)             2,394
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$44,883)--98.7%                                                                                      46,606

Variation Margin on Financial Futures Contracts**--0.0%                                                                           17

Other Assets Less Liabilities--1.3%                                                                                              622
                                                                                                                             -------
Net Assets--100.0%                                                                                                           $47,245
                                                                                                                             =======
------------------------------------------------------------------------------------------------------------------------------------

(a)   Connie Lee Insured.
(b)   FHA Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
(h) All or a portion of security held as collateral in connection with open financial futures contracts.
*     Not Rated.
**    Financial futures contracts sold as of July 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                  (in Thousands)
--------------------------------------------------------------------------------
                                                                        Value
Number of                                  Expiration                  (Notes
Contracts        Issue                        Date                     1a & 1b)
--------------------------------------------------------------------------------
   50      US Treasury Bonds              September 1999                $5,748
--------------------------------------------------------------------------------
Total Financial Futures Contracts Sold
(Total Contract Price--$5,709)                                          $5,748
                                                                        ======
--------------------------------------------------------------------------------

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1999

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1999

---------------------------------------------------------------------------------------------------------------------------------
Assets:              Investments, at value (identified cost--$44,882,655) (Note 1a) .......                          $46,606,304
                     Cash .................................................................                               31,926
                     Receivables:
                       Interest ...........................................................              $810,376
                       Variation margin (Note 1b) .........................................                17,187
                       Beneficial interest sold ...........................................                 9,995        837,558
                                                                                                         --------
                     Prepaid registration fees and other assets (Note 1e) .................                                6,641
                                                                                                                     -----------
                     Total assets .........................................................                           47,482,429
                                                                                                                     -----------
--------------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Beneficial interest redeemed .......................................                49,249
                       Dividends to shareholders (Note 1f) ................................                33,979
                       Investment adviser (Note 2) ........................................                23,363
                       Distributor (Note 2) ...............................................                17,718        124,309
                                                                                                         --------
                     Accrued expenses and other liabilities ...............................                              113,571
                                                                                                                     -----------
                     Total liabilities ....................................................                              237,880
                                                                                                                     -----------
--------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets ...........................................................                          $47,244,549
                                                                                                                     ===========
--------------------------------------------------------------------------------------------------------------------------------
Net Assets           Class A Shares of beneficial interest, $.10 par value,
Consist of:          unlimited number of shares authorized ................................                          $    57,807
                     Class B Shares of beneficial interest, $.10 par value,
                     unlimited number of shares authorized ................................                              357,305
                     Class C Shares of beneficial interest, $.10 par value,
                     unlimited number of shares authorized ................................                               16,386
                     Class D Shares of beneficial interest, $.10 par value,
                     unlimited number of shares authorized ................................                               18,562
                     Paid-in capital in excess of par .....................................                           45,627,120
                     Accumulated realized capital losses on investments--net (Note 5) .....                             (517,218)
                     Unrealized appreciation on investments--net ..........................                            1,684,587
                                                                                                                     -----------
                     Net assets ...........................................................                          $47,244,549
                                                                                                                     ===========
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:     Class A--Based on net assets of $6,067,160 and 578,071 shares
                     of beneficial interest outstanding ...................................                          $     10.50
                                                                                                                     ===========
                     Class B--Based on net assets of $37,507,309 and 3,573,053 shares
                     of beneficial interest outstanding ...................................                          $     10.50
                                                                                                                     ===========
                     Class C--Based on net assets of $1,720,341 and 163,859 shares
                     of beneficial interest outstanding ...................................                          $     10.50
                                                                                                                     ===========
                     Class D--Based on net assets of $1,949,739 and 185,625 shares
                     of beneficial interest outstanding ...................................                          $     10.50
                                                                                                                     ===========
--------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1999

Statement of Operations

                                                                                                              For the Year Ended
                                                                                                                   July 31, 1999
---------------------------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned........                                 $2,867,390
(Note 1d):
---------------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) ....................................              $271,022
                     Account maintenance & distribution fees--Class B (Note 2) ............               194,767
                     Professional fees ....................................................                65,422
                     Printing and shareholder reports .....................................                63,386
                     Accounting services (Note 2) .........................................                56,907
                     Transfer agent fees--Class B (Note 2) ................................                19,167
                     Registration fees (Note 1e) ..........................................                11,089
                     Account maintenance & distribution fees--Class C (Note 2) ............                10,359
                     Pricing fees .........................................................                 4,456
                     Custodian fees .......................................................                 4,272
                     Transfer agent fees--Class A (Note 2) ................................                 2,860
                     Trustees' fees and expenses ..........................................                 2,827
                     Account maintenance fees--Class D (Note 2) ...........................                 1,453
                     Transfer agent fees--Class C (Note 2) ................................                   869
                     Transfer agent fees--Class D (Note 2) ................................                   595
                     Other ................................................................                 2,873
                                                                                                        ---------
                     Total expenses .......................................................                              712,324
                                                                                                                      ----------
                     Investment income--net ...............................................                            2,155,066
                                                                                                                      ----------
--------------------------------------------------------------------------------------------------------------------------------
Realized & Unreal-   Realized gain on investments--net ....................................                               27,325
ized Gain (Loss) on  Change in unrealized appreciation on investments--net ................                           (1,429,174)
Investments--Net                                                                                                      ----------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations ................                            $  753,217
                                                                                                                      ==========
--------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1999

Statements of Changes in Net Assets

                                                                                   For the Year Ended
                                                                                         July 31,
                                                                               ----------------------------
Increase (Decrease) in Net Assets:                                                  1999            1998
-----------------------------------------------------------------------------------------------------------
Operations:          Investment income--net ................................   $  2,155,066    $  2,177,320
                     Realized gain on investments--net .....................         27,325         616,732
                     Change in unrealized appreciation on investments--net .     (1,429,174)       (284,517)
                                                                               ------------    ------------
                     Net increase in net assets resulting from operations ..        753,217       2,509,535
                                                                               ------------    ------------
-----------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Class A .............................................       (342,917)       (315,526)
Shareholders           Class B .............................................     (1,671,655)     (1,761,245)
(Note 1f):             Class C .............................................        (72,290)        (58,204)
                       Class D .............................................        (68,204)        (42,345)
                     In excess of realized gain on investments--net:
                       Class A .............................................             --          (2,415)
                       Class B .............................................             --         (15,060)
                       Class C .............................................             --            (477)
                       Class D .............................................             --            (317)
                                                                               ------------    ------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders .........................     (2,155,066)     (2,195,589)
                                                                               ------------    ------------
-----------------------------------------------------------------------------------------------------------
Beneficial Interest  Net increase (decrease) in net assets derived
Transactions         from beneficial interest transactions .................        490,135        (946,214)
(Note 4):                                                                      ------------    ------------
-----------------------------------------------------------------------------------------------------------
Net Assets:          Total decrease in net assets ..........................       (911,714)       (632,268)
                     Beginning of year .....................................     48,156,263      48,788,531
                                                                               ------------    ------------
                     End of year ...........................................   $ 47,244,549    $ 48,156,263
                                                                               ============    ============
-----------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1999

Financial Highlights

                                                                                             Class A
The following per share data and ratios have been derived     -----------------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended July 31,
                                                              -----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                          1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...   $   10.79     $   10.72     $   10.28     $   10.31     $   10.33
Operating                                                     ---------     ---------     ---------     ---------     ---------
Performance:         Investment income--net ...............         .52           .54           .53           .54           .55
                     Realized and unrealized gain (loss) on
                     investments--net .....................        (.29)          .07           .44          (.03)         (.02)
                                                              ---------     ---------     ---------     ---------     ---------
                     Total from investment operations .....         .23           .61           .97           .51           .53
                                                              ---------     ---------     ---------     ---------     ---------
                     Less dividends and distributions:
                       Investment income--net .............        (.52)         (.54)         (.53)         (.54)         (.55)
                       In excess of realized gain on
                       investments--net ...................          --            --+           --            --            --
                                                              ---------     ---------     ---------     ---------     ---------
                     Total dividends and distributions ....        (.52)         (.54)         (.53)         (.54)         (.55)
                                                              ---------     ---------     ---------     ---------     ---------
                     Net asset value, end of year .........   $   10.50     $   10.79     $   10.72     $   10.28     $   10.31
                                                              =========     =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...        2.08%         5.85%         9.71%         4.98%         5.44%
Return:*                                                      =========     =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement .......        1.02%          .91%          .92%          .84%          .75%
Net Assets:                                                   =========     =========     =========     =========     =========
                     Expenses .............................        1.02%          .91%          .92%          .95%          .92%
                                                              =========     =========     =========     =========     =========
                     Investment income--net ...............        4.80%         4.98%         5.09%         5.16%         5.51%
                                                              =========     =========     =========     =========     =========
------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands)   $   6,067     $   6,993     $   5,390     $   5,884     $   6,936
Data:                                                         =========     =========     =========     =========     =========
                     Portfolio turnover ...................       26.09%        56.43%        28.42%        53.99%        22.36%
                                                              =========     =========     =========     =========     =========
-------------------------------------------------------------------------------------------------------------------------------

            *     Total investment returns exclude the effects of sales charges.
            +     Amount is less than $.01 per share.

                  See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1999

Financial Highlights (continued)

                                                                                             Class B
The following per share data and ratios have been derived       --------------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended July 31,
                                                                --------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           1999         1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...      $ 10.79     $ 10.72       $  10.28       $  10.31     $ 10.33
Operating                                                        -------     -------       --------       --------     -------
Performance:         Investment income--net ...............          .46         .48            .48            .48         .50
                     Realized and unrealized gain (loss) on
                     investments--net .....................         (.29)        .07            .44           (.03)       (.02)
                                                                 -------     -------       --------       --------     -------
                     Total from investment operations .....          .17         .55            .92            .45         .48
                                                                 -------     -------       --------       --------     -------
                     Less dividends and distributions:
                       Investment income--net .............         (.46)       (.48)          (.48)          (.48)       (.50)
                       In excess of realized gain on
                       investments--net ...................           --          --+            --             --          --
                                                                 -------     -------       --------       --------     -------
                     Total dividends and distributions ....         (.46)       (.48)          (.48)          (.48)       (.50)
                                                                 -------     -------       --------       --------     -------
                     Net asset value, end of year .........      $ 10.50     $ 10.79       $  10.72       $  10.28     $ 10.31
                                                                 =======     =======       ========       ========     =======
------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...         1.56%       5.31%          9.15%          4.44%       4.91%
Return:*                                                         =======     =======       ========       ========     =======
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement .......         1.53%       1.42%          1.43%          1.35%       1.27%
Net Assets:                                                      =======     =======       ========       ========     =======
                     Expenses .............................         1.53%       1.42%          1.43%          1.46%       1.44%
                                                                 =======     =======       ========       ========     =======
                     Investment income--net ...............         4.29%       4.47%          4.58%          4.64%       5.00%
                                                                 =======     =======       ========       ========     =======
------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands)      $37,507     $ 8,585       $ 41,274       $ 48,696     $52,023
Data:                                                            =======     =======       ========       ========     =======
                     Portfolio turnover ...................        26.09%      56.43%         28.42%         53.99%      22.36%
                                                                 =======     =======       ========       ========     =======
------------------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales charges.
      +     Amount is less than $.01 per share.

            See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1999

Financial Highlights (continued)

                                                                                            Class C
                                                                --------------------------------------------------------------
                                                                                                                      For the
                                                                                                                      Period
The following per share data and ratios have been derived                                                            Oct. 21,
from information provided in the financial statements.                        For the Year Ended July 31,            1994++ to
                                                                ----------------------------------------------------  July 31,
Increase (Decrease) in Net Asset Value:                           1999         1998          1997          1996         1995
------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ....   $ 10.80     $ 10.72       $ 10.28       $ 10.31       $  9.99
Operating                                                        -------     -------       -------       -------       -------
Performance:         Investment income--net ..................       .45         .47           .47           .47           .37
                     Realized and unrealized gain (loss) on
                     investments--net ........................      (.30)        .08           .44          (.03)          .32
                                                                 -------     -------       -------       -------       -------
                     Total from investment operations ........       .15         .55           .91           .44           .69
                                                                 -------     -------       -------       -------       -------
                     Less dividends and distributions:
                       Investment income--net ................      (.45)       (.47)         (.47)         (.47)         (.37)
                       In excess of realized gain on
                       investments--net ......................        --          --+           --            --            --
                                                                 -------     -------       -------       -------       -------
                     Total dividends and distributions .......      (.45)       (.47)         (.47)         (.47)         (.37)
                                                                 -------     -------       -------       -------       -------
                     Net asset value, end of period ..........   $ 10.50     $ 10.80       $ 10.72       $ 10.28       $ 10.31
                                                                 =======     =======       =======       =======       =======
------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ......      1.37%       5.30%         9.04%         4.33%         7.13%+++
Return:**                                                        =======     =======       =======       =======       =======
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement ..........      1.63%       1.52%         1.53%         1.48%         1.46%*
Net Assets:                                                      =======     =======       =======       =======       =======
                     Expenses ................................      1.63%       1.52%         1.53%         1.57%         1.61%*
                                                                 =======     =======       =======       =======       =======
                     Investment income--net ..................      4.19%       4.37%         4.48%         4.50%         4.70%*
                                                                 =======     =======       =======       =======       =======
------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)    $ 1,721     $ 1,437       $ 1,201       $ 1,219       $   375
Data:                                                            =======     =======       =======       =======       =======
                     Portfolio turnover ......................     26.09%      56.43%        28.42%        53.99%        22.36%
                                                                 =======     =======       =======       =======       =======
------------------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales charges.
      +     Amount is less than $.01 per share.
      ++    Commencement of operations.
      +++   Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                            Class D
                                                                --------------------------------------------------------------
                                                                                                                      For the
                                                                                                                      Period
The following per share data and ratios have been derived                                                            Oct. 21,
from information provided in the financial statements.                        For the Year Ended July 31,            1994++ to
                                                                ----------------------------------------------------  July 31,
Increase (Decrease) in Net Asset Value:                           1999         1998          1997          1996         1995
------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ....   $ 10.80     $10.73        $10.28         $10.31        $ 9.99
Operating                                                        -------     ------        ------         ------        ------
Performance:         Investment income--net ..................       .51        .53           .52            .53           .41
                     Realized and unrealized gain (loss) on
                     investments--net ........................      (.30)       .07           .45           (.03)          .32
                                                                 -------     ------        ------         ------        ------
                     Total from investment operations ........       .21        .60           .97            .50           .73
                                                                 -------     ------        ------         ------        ------
                     Less dividends and distributions:
                       Investment income--net ................      (.51)      (.53)         (.52)          (.53)         (.41)
                       In excess of realized gain on
                       investments--net ......................        --         --+           --             --            --
                                                                 -------     ------        ------         ------        ------
                     Total dividends and distributions .......      (.51)      (.53)         (.52)          (.53)         (.41)
                                                                 -------     ------        ------         ------        ------
                     Net asset value, end of period ..........   $ 10.50     $10.80        $10.73         $10.28        $10.31
                                                                 =======     ======        ======         ======        ======
------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ......      1.88%      5.74%         9.70%          4.88%         7.57%+++
Return:**                                                        =======     ======        ======         ======        ======
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement ..........      1.13%      1.01%         1.02%           .94%          .92%*
Net Assets:                                                      =======     ======        ======         ======        ======
                     Expenses ................................      1.13%      1.01%         1.02%          1.05%         1.07%*
                                                                 =======     ======        ======         ======        ======
                     Investment income--net ..................      4.69%      4.88%         4.99%          5.05%         5.27%*
                                                                 =======     ======        ======         ======        ======
------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)    $ 1,950     $1,141        $  924         $  684        $  796
Data:                                                            =======     ======        ======         ======        ======
                     Portfolio turnover ......................     26.09%     56.43%        28.42%         53.99%        22.36%
                                                                 =======     ======        ======         ======        ======
------------------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales charges.
      +     Amount is less than $.01 per share.
      ++    Commencement of operations.
      +++   Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Minnesota Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on secu rity transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1999

realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                              Account             Distribution
                                           Maintenance Fee              Fee
--------------------------------------------------------------------------------
Class B ................................       .25%                    .25%
Class C ................................       .25%                    .35%
Class D ................................       .10%                     --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                         MLFD            MLPF&S
--------------------------------------------------------------------------------
Class A..........................................       $  129          $ 1,337
Class D.........................................        $1,081          $18,202
--------------------------------------------------------------------------------

For the year ended July 31, 1999, MLPF&S received contingent deferred sales charges of $16,418 and $1,338 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $14 relating to transactions subject to front-end sales charge waivers in Class D Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1999 were $12,441,033 and $13,530,105, respectively.

Net realized gains for the year ended July 31, 1999 and net unrealized gains (losses) as of July 31, 1999 were as follows:

                                                    Realized       Unrealized
                                                      Gains      Gains (Losses)
------------------------------------------------------------------------------
Long-term investments ......................        $  27,325      $1,723,649
Financial futures ..........................               --         (39,062)
                                                    ---------      ----------
Total ......................................        $  27,325      $1,684,587
                                                    =========      ==========
------------------------------------------------------------------------------

As of July 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $1,723,649, of which $2,095,554 related to appreciated securities and $371,905 related to depreciated securities. The aggregate cost of investments at July 31, 1999 for Federal income tax purposes was $44,882,655.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $490,135 and $(946,214) for the years ended July 31, 1999 and July 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                             Dollar
Ended July 31, 1999                                    Shares           Amount
--------------------------------------------------------------------------------
Shares sold ................................           78,157       $   847,710
Shares issued to shareholders
in reinvestment of dividends ...............           20,901           225,827
                                                     --------       -----------
Total issued ...............................           99,058         1,073,537
Shares redeemed ............................         (168,901)       (1,799,858)
                                                     --------       -----------
Net decrease ...............................          (69,843)      $  (726,321)
                                                     ========       ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                             Dollar
Ended July 31, 1998                                    Shares           Amount
--------------------------------------------------------------------------------
Shares sold ................................          214,660       $ 2,301,470
Shares issued to shareholders
in reinvestment of dividends
and distributions ..........................           20,231           217,725
                                                     --------       -----------
Total issued ...............................          234,891         2,519,195
Shares redeemed ............................          (89,788)         (964,410)
                                                     --------       -----------
Net increase ...............................          145,103       $ 1,554,785
                                                     ========       ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                             Dollar
Ended July 31, 1999                                    Shares           Amount
--------------------------------------------------------------------------------
Shares sold ................................          407,155       $ 4,417,744
Shares issued to shareholders
in reinvestment of dividends ...............           80,842           872,851
                                                     --------       -----------
Total issued ...............................          487,997         5,290,595
Automatic conversion
of shares ..................................           (2,809)          (29,925)
Shares redeemed ............................         (486,652)       (5,247,345)
                                                     --------       -----------
Net increase (decrease) . ..................           (1,464)      $    13,325
                                                     ========       ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                             Dollar
Ended July 31, 1998                                    Shares           Amount
--------------------------------------------------------------------------------
Shares sold ................................          316,348       $ 3,408,472
Shares issued to shareholders
in reinvestment of dividends
and distributions ..........................           87,293           938,516
                                                     --------       -----------
Total issued ...............................          403,641         4,346,988
Automatic conversion
of shares ..................................           (2,144)          (23,303)
Shares redeemed ............................         (677,099)       (7,267,091)
                                                     --------       -----------
Net decrease ...............................         (275,602)      $(2,943,406)
                                                     ========       ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                             Dollar
Ended July 31, 1999                                    Shares           Amount
--------------------------------------------------------------------------------
Shares sold ................................           67,767       $   739,605
Shares issued to shareholders
in reinvestment of dividends ...............            5,147            51,186
                                                       ------       -----------
Total issued ...............................           72,914           790,791
Shares redeemed ............................          (42,211)         (451,091)
                                                       ------       -----------
Net increase ...............................           30,703       $   339,700
                                                       ======       ===========
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                             Dollar
Ended July 31, 1998                                    Shares           Amount
--------------------------------------------------------------------------------
Shares sold ................................           33,779       $   364,740
Shares issued to shareholders
in reinvestment of dividends
and distributions ..........................            4,014            43,196
                                                       ------       -----------
Total issued ...............................           37,793           407,936
Shares redeemed ............................          (16,648)         (179,829)
                                                       ------       -----------
Net increase ...............................           21,145       $   228,107
                                                       ======       ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                             Dollar
Ended July 31, 1999                                    Shares           Amount
--------------------------------------------------------------------------------
Shares sold ................................           95,986       $ 1,037,830
Automatic conversion
of shares ..................................            2,806            29,925
Shares issued to shareholders
in reinvestment of dividends ...............            2,507            27,023
                                                      -------       -----------
Total issued ...............................          101,299         1,094,778
Shares redeemed ............................          (21,307)         (231,347)
                                                      -------       -----------
Net increase ...............................           79,992       $   863,431
                                                      =======       ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                             Dollar
Ended July 31, 1998                                    Shares           Amount
--------------------------------------------------------------------------------
Shares sold ................................           36,837       $   399,229
Automatic conversion of shares .............            2,144            23,303
Shares issued to shareholders
in reinvestment of dividends
and distributions ..........................            1,546            16,635
                                                       ------       -----------
Total issued ...............................           40,527           439,167
Shares redeemed ............................          (20,983)         (224,867)
                                                       ------       -----------
Net increase ...............................           19,544       $   214,300
                                                       ======       ===========
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

At July 31, 1999, the Fund had a net capital loss carryforward of approximately $26,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Minnesota Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Minnesota Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Minnesota Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 10, 1999

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Minnesota Municipal Bond Fund during its taxable year ended July 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.


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Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1999

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


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This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Minnesota
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #16187--7/99

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